UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Combined Balance Sheet as of June 30, 2000 combines the historical consolidated balance sheets of Lincoln Bancorp and Citizens Bancorp as if the merger had been effective on June 30, 2000. The Unaudited Pro Forma Combined Statements of Income for the period ended June 30, 2000, and for the fiscal year ended December 31, 1999 presents the combined results of operations of Lincoln Bancorp and Citizens Bancorp as if the merger had been effective at the beginning of the period. Dollars are in thousands except for per share data.

         The Unaudited Pro Forma Combined Financial Information and accompanying notes reflect the application of the purchase method of accounting for the merger. Under this method of accounting, the recorded assets and liabilities of Citizens Bancorp are marked to their fair values through an allocation of the purchase price. Any excess of purchase price remaining after the allocation of the purchase price to assets and liabilities is recorded as goodwill and amortized over a period of time. The pro forma combined figures are simply arithmetical combinations of Lincoln Bancorp's and Citizens Bancorp's separate financial results in order to assist you in analyzing the future prospects of Lincoln Bancorp. The pro forma combined figures illustrate the possible scope of the change in Lincoln Bancorp's historical figures caused by the merger. You should not assume that Lincoln Bancorp and Citizens Bancorp would have achieved the pro forma combined results if the merger had actually occurred during the periods presented.

         The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any potential savings that are expected to result from the consolidation of the operations of Lincoln Bancorp and Citizens Bancorp, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

         For purposes of preparing these financial statements, we used the audited consolidated financial statements contained in the Lincoln Bancorp Annual Report to Shareholders for the year ended December 31, 1999 which were filed with the Securities and Exchange Commission for the year ended December 31, 1999 on Form 10-K. We also used the unaudited consolidated financial statements of Lincoln Bancorp filed with the Securities and Exchange Commission for the quarter ended June 30, 2000 on Form 10-Q. In addition, we used the unaudited consolidated financial statements of Citizens Bancorp for the year ended December 31, 1999. The December 31, 1999 financial statements were derived from the audited consolidated financial statements which Citizens Bancorp previously filed with the Securities and Exchange Commission for the year ended June 30, 1999 on Form 10-K, and the unaudited consolidated financial statements of Citizens Bancorp previously filed with the Securities and Exchange Commission for the quarter ended December 31, 1999, which included financial statements for the six month period ended December 31, 1999. Also, we used the unaudited consolidated financial statements of Citizens Bancorp for the quarters ended March 31, 2000 and June 30, 2000 to prepare the financial statements as of and for the six months ended June 30, 2000.

         Lincoln Bancorp's and Citizens Bancorp's consolidated financial statements are prepared in conformity with generally accepted accounting principles. In the opinion of Lincoln Bancorp and Citizens Bancorp, the unaudited pro forma combined financial statements include all adjustments necessary to present fairly the results of the periods presented.

                                 Lincoln Bancorp
                               Unaudited Pro Forma
                             Combined Balance Sheet
                                  June 30, 2000

                                                                Lincoln         Citizens         Pro Forma         Pro Forma
                                                                Bancorp          Bancorp        Adjustments         Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  (Dollars in Thousands)
Assets
       Cash and due from banks                                  $1,266            $ 732                              $1,998
       Short-term interest-bearing deposits                      4,275              615         $(2,851) (a)(q)       2,039
                                                          --------------------------------------------------------------------------
           Cash and Cash equivalents                             5,541            1,347          (2,851)              4,037
       Interest bearing deposits                                                  1,486                               1,486
       Investment securities
           Available for sale                                  141,219              396                             141,615
           Held to maturity                                        500                                                  500
                                                          --------------------------------------------------------------------------
              Total investment securities                      141,719              396                             142,115
       Loans, net of allowance for loan losses                 249,792           56,320            (567) (e)        305,545
       Premises and equipment                                    4,515              547             190  (f)          5,252
       Federal Home Loan Bank of
       Indianapolis stock, at cost                               5,447              650                               6,097
       Intangible assets                                                                          2,497  (b)(i)       2,497
       Other assets                                             11,792            2,986             (64) (c)(g)      14,714
                                                          --------------------------------------------------------------------------
              Total assets                                    $418,806          $63,732         $  (795)           $481,743
                                                          ==========================================================================

Liabilities
       Deposits                                               $214,772          $35,454          $ (302) (e)       $249,924
       Securities sold under repurchase agreements               4,600                                                4,600
       Federal Home Loan Bank of
           Indianapolis advances                               107,938           12,000           5,246  (e)(q)     125,364
       Note payable                                              1,226                                                1,226
       Other liabilities                                         4,163              767           1,196  (d)          6,126
                                                          --------------------------------------------------------------------------
               Total liabilities                               332,699           48,221           6,320             387,240
                                                          --------------------------------------------------------------------------

Equity Received From Contributions to the ESOP                                      385            (385) (a)              0

Shareholders' Equity
       Preferred stock, without par value
       Common stock, without par value                          55,546            8,230             507  (a)         64,283
       Retained earnings                                        44,506            7,332          (7,332) (a)         44,506
       Accumulated other comprehensive loss                     (5,831)             (20)             20  (a)         (5,831)
       Unearned recognition and retention plan shares           (3,097)            (416)             75  (h)         (3,438)
       Unearned ESOP shares                                     (5,017)                                              (5,017)
                                                          --------------------------------------------------------------------------
               Total shareholders' equity                       86,107           15,126          (6,730)             94,503
                                                          --------------------------------------------------------------------------

               Total liabilities and shareholders' equity    $ 418,806          $63,732         $  (795)           $481,743
                                                          ==========================================================================
----------------
Footnotes on page 4

                                 Lincoln Bancorp
                               Unaudited Pro Forma
                          Combined Statement of Income

                                                                            For the Six Month Period Ended
                                                                                  June 30, 2000
                                                          ---------------------------------------------------------------
                                                               Lincoln        Citizens        Pro Forma       Pro Forma
                                                               Bancorp         Bancorp       Adjustments       Combined
-------------------------------------------------------------------------------------------------------------------------
                                                                                (Dollars in Thousands)
Interest Income
       Loans, including fees                                  $  9,524        $  2,291        $   63  (j)    $  11,878
       Investment securities                                     5,065              10                           5,075
       Deposits with financial institutions                        217              71                             288
       Dividends                                                   217              24                             241
                                                          ---------------------------------------------------------------
             Total interest income                              15,023           2,396            63            17,482
                                                          ---------------------------------------------------------------

Interest Expense
       Deposits                                                  5,113             745            76 (l)         5,934
       Short term borrowings                                       136                                             136
       Federal Home Loan Bank advances                           2,989             342           234 (m)(r)      3,565
                                                          ---------------------------------------------------------------
             Total interest expense                              8,238           1,087           112             9,437
                                                          ---------------------------------------------------------------

Net Interest Income                                              6,785           1,309           (49)            8,045
       Provision for loan losses                                    49              30                              79
                                                          ---------------------------------------------------------------

Net Interest Income After Provision
    for Loan Losses                                              6,736           1,279           (49)            7,966
                                                          ---------------------------------------------------------------

Other Income
       Equity in losses of limited partnerships                   (205)                                           (205)
       Other income                                                486             117                             603
                                                          ---------------------------------------------------------------
             Total other income                                    281             117             0               398
                                                          ---------------------------------------------------------------

Other Expenses
       Salaries and employee benefits                            2,370             350            10 (p)         2,730
       Premises and equipment                                      470              87             2 (k)           559
       Data processing fees                                        407              65                             472
       Amortization of intangibles                                                               103 (n)(o)        103
       Other expenses                                            1,064             339                           1,403
                                                          ---------------------------------------------------------------
             Total other expense                                 4,311             841           115             5,267
                                                          ---------------------------------------------------------------

Income Before Income Tax                                         2,706             555          (362)            2,899
       Income tax expense                                          707             253          (103) (s)          857
                                                          ---------------------------------------------------------------

Net Income                                                    $  1,999         $   302       $  (259)         $  2,042
                                                          ===============================================================

Basic Earnings per Share                                      $   0.39        $   0.34                        $   0.34
Diluted Earnings per Share                                    $   0.39        $   0.33                        $   0.33

Weighted Average Shares Outstanding
       Basic                                                 5,095,408         900,638                       6,093,043
       Diluted                                               5,095,408         904,852                       6,101,110
-------------------
Footnotes on page 4

                                 Lincoln Bancorp
                               Unaudited Pro Forma
                          Combined Statement of Income

                                                                        For the Twelve Months Ended
                                                                            December 31, 1999
                                                   ------------------------------------------------------------------------
                                                        Lincoln           Citizens        Pro Forma         Pro Forma
                                                        Bancorp            Bancorp       Adjustments         Combined
---------------------------------------------------------------------------------------------------------------------------
                                                                          (Dollars in Thousands)
Interest Income
       Loans, including fees                         $  16,866           $  4,325        $  126  (j)        $  21,317
       Investment securities                            10,177                 21                              10,198
       Deposits with financial institutions                263                115                                 378
       Dividends                                           436                 29                                 465
                                                   ------------------------------------------------------------------------
             Total interest income                      27,742              4,490           126                32,358
                                                   ------------------------------------------------------------------------

Interest Expense
       Deposits                                          9,579              1,524           151 (l)            11,254
       Short term borrowings                               190                                                    190
       Federal Home Loan Bank advances                   4,178                442           468 (m)(r)          5,088
                                                   ------------------------------------------------------------------------
             Total interest expense                     13,947              1,966           619                16,532
                                                   ------------------------------------------------------------------------

Net Interest Income                                     13,795              2,524          (493)               15,826
       Provision for loan losses                           384                 60                                 444
                                                   ------------------------------------------------------------------------

Net Interest Income After Provision
    for Loan Losses                                     13,411              2,464          (493)               15,382
                                                   ------------------------------------------------------------------------

Other Income
       Net realized losses on sales of available
           for sale securities                              (4)                                                    (4)
       Equity in losses of limited partnerships           (323)                                                  (323)
       Other income                                        941                209                               1,150
                                                   ------------------------------------------------------------------------
             Total other income                            614                209             0                   823
                                                   ------------------------------------------------------------------------

Other Expenses
       Salaries and employee benefits                    3,859                693            20 (p)             4,572
       Premises and equipment                              898                165             5 (k)             1,068
       Data processing fees                                736                136                                 872
       Amortization of intangibles                                                          205 (n)(o)            205
       Other expenses                                    1,838                317                               2,155
                                                   ------------------------------------------------------------------------
             Total other expense                         7,331              1,311           230                 8,872
                                                   ------------------------------------------------------------------------

Income Before Income Tax                                 6,694              1,362          (723)                7,333
       Income tax expense                                2,346                518          (205) (s)            2,659
                                                   ------------------------------------------------------------------------

Net Income                                            $  4,348            $   844       $  (518)             $  4,674
                                                   ========================================================================

Basic Earnings per Share                              $   0.71           $   0.92                            $   0.67
Diluted Earnings per Share                            $   0.71           $   0.92                            $   0.67

Weighted Average Shares Outstanding
       Basic                                         6,115,522            918,923                           6,976,517
       Diluted                                       6,115,522            918,923                           6,990,812
-------------
Footnotes on page 4

Footnotes.

(a) To reflect the issuance of 885,074 shares of Lincoln Bancorp common stock to holders of Citizens Bancorp stock, cash paid to holders of Citizens Bancorp stock and elimination of capital accounts of Citizens Bancorp.

(b) To record the excess cost of acquisition over the estimated market value of the net assets acquired (goodwill). The purchase price allocation are summarized as follows:

Purchase price paid as:

Common stock, net of registration costs.........................................                                    $   8,509
Cash to holders of Citizens Bancorp common stock................................                                        8,851
Fair value of Citizens Bancorp options acquired.................................                                          228
Purchase of Citizens Bancorp common stock prior to merger.......................                                           99
Acquisition expenses............................................................                                           95
                                                                                                                     ---------
                                                                                                                       17,782
Allocated to:
  Historical book value of Citizens' assets and liabilities.....................      $15,511
     Adjustments:
           Transaction fee due to Trident.......................................         (353)
           Professional fees....................................................         (160)
           Cash payment for stock options vested not exercised..................         (126)
           Pre-tax costs of severing data processing contract and
           personnel severance package..........................................         (462)
           Tax benefit on above adjustments
                (excluding non-deductible fee due to Trident)...................          233
                                                                                --------------
Adjusted book value of Citizens' assets and liabilities.........................                      $14,643

Adjustments to step-up assets and liabilities to fair value:
  Loans.........................................................................                        (567)
  Premises and equipment........................................................                          190
  Deposits......................................................................                          302
  Federal Home Loan Bank advances...............................................                          574
  Deferred taxes................................................................                        (198)
  Unearned RRP compensation.....................................................                          341
  Core deposit intangible.......................................................                        1,074
                                                                                                   -----------
           Total allocation.....................................................                                       16,359
                                                                                                                    ----------
Excess of purchase price over allocation to
   identifiable assets and liabilities (goodwill)...............................                                      $ 1,423
                                                                                                                    ==========

(c)      To  cancel  the  shares of  Citizens  Bancorp  stock  held by  Lincoln
         Bancorp.

(d) To adjust for the pre-tax costs of severing data processing contract and a personnel severance package, payments made for stock options vested not exercised, professional fees, acquistion expenses and the transaction fee due to Trident.

(e) To adjust interest-earning assets and interest-bearing liabilities of Citizens Bancorp to approximate market value.

(f) To adjust premises and equipment of Citizens Bancorp to the estimated market value.

(g) To record the net deferred tax asset as a result of the adjustments to Citizens historical book value and the purchase accounting adjustments using Lincoln Bancorp's statutory rate of 39.61%.

(h) To adjust unearned RRP compensation as result of the cancellation of shares of Citizens Bancorp common stock held in the reserve account of the Citizens RRP Plan and to adjust for the difference between the historical basis of the unearned RRP compensation and the total value of the consideration received for the non-vested RRP shares.

(i)      To record the core deposit intangible.

(j) To record amoritization of the fair value adjustment of loans using a method that approximates the effective interest method over eight years.

(k) To increase depreciation expense from step up of Citizens Bancorp's premises and equipment to estimated fair value.

(l) To record amortization of the fair value adjustment of deposits using the straight line method over two years.

(m) To record amortization of the fair value adjustment of Federal Home Loan Bank advances using the straight line method over eight years.

(n) To record amortization of the core deposit intangible using the 125% declining balance method over 10 years.

(o) To record amortization of goodwill using the straight line method over 20 years.

(p)      To record additional unearned RRP compensation amortization.

(q) To record borrowings of $6.0 million used to fund cash portion of payment to holders of Citizens Bancorp Stock.

(r) To record interest expense on borrowings of $6.0 million at an annual interest rate of 6.6%.

(s)      To record the impact of taxes at 39.61% rate.